UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2015
Date of Report (Date of earliest event reported)

GMCI CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54629	43-2110431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 W. Rio Salado Parkway, Suite 215, Tempe, AZ	85281
(Address of principal executive offices)	(Zip Code)

(416) 214-1483
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a) Through December 21, 2015, KLJ & Associates, LLP (the  "Former Accountant ") was the independent registered public accounting firm of GMCI Corp. (the "Company"). On December 21, 2015, the Former Accountant informed the Company's that it was resigning as the Company’s independent registered public accounting firm.

Other than an explanatory paragraph included in KLJ & Associates, LLP’s audit report for the Company's fiscal year ended December 31, 2014, relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of the Former Accountant on the Company's financial statements for fiscal year ended December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal year ended December 31, 2014 and through December 21, 2015, there were no disagreements (as defined in item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

The Company furnished the Former Accountant with a copy of this disclosure on December 22, 2015, providing the Former Accountant with the opportunity to furnish the Company with a letter addressed to the Commission stating whether they agree with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which they do not agree.  A copy of the Former Accountant letter addressed to the Commission is filed as Exhibit 16.1 to this Report.

(b) On December 22, 2015, the Company engaged B F Borgers CPA PC (“Borgers”) as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal year ended December 31, 2014, and   through December 22, 2015 neither the Company nor anyone acting on its behalf consulted with Borgers regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Borgers on the Company's financial statements; or (ii) any matter that was the subject of a disagreement with the Former Accountant.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits:

Ex. No.	Date	Document

16.01	Dec. 22, 2015	KLJ & Associates, LLP’s Letter to SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMCI CORP.

By: /s/ Lok Khing Ming
Name: Lok Khing Ming
Title: President

DATE: December 23, 2015